TFS CAPITAL INVESTMENT TRUST

Supplement dated May 17, 2011
To the Prospectus, Summary Prospectus and
Statement of Additional Information, each
dated March 1, 2011

This Supplement updates certain information contained in the Prospectus, Summary Prospectus and Statement of Additional Information (“SAI”) of TFS Capital Investment Trust (the “Trust”) each dated March 1, 2011.  You should retain this Supplement and the Prospectus and/or Summary Prospectus for future reference.  Copies of the Prospectus, Summary Prospectus and SAI may be obtained free of charge by calling us at 1.888.534.2001 or by visiting www.TFSCapital.com.

The following information replaces the subsection “Minimum Initial Investment Requirement” found on page 4 of the Market Neutral Fund Summary Prospectus:

Minimum Initial Investment Requirement
$5,000 for all types of accounts.  Currently sales of shares of the Market Neutral Fund are limited, as described in the Prospectus.

The following information replaces the subsection “Market Neutral Fund” found on page 28 of the Prospectus:

MARKET NEUTRAL FUND - SUBSCRIPTION POLICY

The investment strategies used by TFS Capital LLC to manage the Market Neutral Fund’s assets have capacity limitations.  These capacity limitations are primarily responsible for the Board of Trustees decision to adopt a subscription policy (the “Policy”).  Pursuant to the Policy, TFS Capital LLC is responsible for monitoring asset growth in the Fund and has been delegated the responsibility for implementation of the Policy.

Effective as of the close of business June 3, 2011, the Market Neutral Fund will accept new investments only as described below.

•	Existing shareholders may purchase additional Fund shares through the reinvestment of dividends and capital gain distributions.

•
Trustees and officers of the Trust and employees and managers of TFS Capital LLC and its affiliates, as well as existing or new investment advisory clients of TFS Capital LLC, may open new accounts in the Market Neutral Fund.

•
Existing or new participants in a qualified defined contribution retirement plan, such as a 401(k) plan, profit sharing plan, 403(b) plan or 457 plan, that have the Fund listed as an investment option, may open new accounts in the Market Neutral Fund.

•
Certain existing shareholders, investment advisers, and financial intermediaries will be permitted to purchase shares of the Market Neutral Fund for themselves and/or their clients (“Permitted Investors”). The list of Permitted Investors has been approved by Board of Trustees pursuant to the Policy.  As part of their approval process, the Trustees considered various factors (such as the size, duration and prospects for an account and any perceived conflicts of interest with the TFS Capital LLC) and granted approval solely on what appeared to be in the best interests of the Fund and its shareholders.  The list of Permitted Investors is reviewed by the Board on a quarterly basis.  TFS Capital LLC may recommend to the Board of Trustees that parties be added to or deleted from the list of Permitted Investors and the Board will do so if it is deemed to be in the best interests of the Fund and its shareholders.  Under the Policy, TFS Capital LLC has been granted the authority by the Board of Trustees to decline investments from a Permitted Investor and to add purchase restrictions to the account of a Permitted Investor.

TFS Capital LLC is responsible for monitoring the Fund's Subscription Policy and for assuring that the Policy is followed.  The Board of Trustees will receive quarterly compliance reports from TFS Capital LLC and the Fund's Chief Compliance Officer regarding the implementation and operation of the Policy.  These reports will assist the Board of Trustees in its oversight of the Policy.

The following information replaces the first paragraph in the section “Additional Purchase and Redemption Information” found on page 19 of the SAI:

ADDITIONAL PURCHASE AND REDEMPTION INFORMATION

Shares of the Funds are offered for sale on a continuous basis. Shares of the Fund are sold and redeemed at their net asset value as next determined after receipt of the purchase, redemption or exchange order in proper form.  Currently, sales of shares of the Market Neutral Fund are limited, as described in the Funds’ Prospectus.